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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                           Current Report Pursuant
                        to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 9, 1997


                          DAWCIN INTERNATIONAL CORP.
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             Exact Name of Registrant as Specified in Its Charter


                                   NEW YORK
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                (State or other Jurisdiction of Incorporation)



        0-18270                                         11-2857523
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(Commission File Number)                   (IRS Employer Identification No.)




100 Garden City Plaza, Garden City, New York               11530
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  (Address of Principal Executive Offices)               (Zip Code)


                                 (516) 739-8800
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              (Registrant's Telephone Number, Including Area Code)


                           Command Credit Corporation
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         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 4. Changes in Registrant's Certifying Accountant

         (a) The audit report of Gulian & Company for the fiscal years ended June 30, 1996 and June 30, 1995, filed as part of the Registrant's Annual Report on Form 10-KSB for the fiscal year ended June 30, 1996, was filed by the Registrant with the Securities and Exchange Commission without obtaining the signature of Gulian & Company. The Registrant filed an Amendment to its Annual Report on Form 10-KSB for the fiscal year ended June 30, 1996 to remove the audit report of Gulian & Company, to identify the financial statements filed as part of the Annual Report as unaudited, and to clarify that they are the responsibility of management and contain all necessary adjustments.

         During the Registrant's two most recent fiscal years and any subsequent interim period there were no disagreements with Gulian & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Gulian & Company would have caused it to make a reference to the subject matter of the disagreements in connection with its report.

         Charles J. Davitian, CPA had previously resigned as the principal accountant to audit the Registrant's financial statements. The report of Charles J. Davitian, CPA on the Registrant's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to change accountants was approved of by the Board of Directors of the Registrant.

         During the Registrant's two most recent fiscal years and any subsequent interim period proceeding such registration, there were no disagreements with Charles J. Davitian, CPA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to the satisfaction of Charles
J. Davitian, CPA, would have caused him to make a reference to the subject matter of the disagreements in connection with his report.

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         (b) On June 9, 1997, the Registrant engaged Israeloff, Trattner & Co., certified public accountants, 11 Sunrise Plaza, Valley Stream, New York 11580, to audit its financial statements for the fiscal years ended June 30, 1997 and June 30, 1996. During the fiscal years ended June 30, 1997 and June 30, 1996, or during any subsequent interim period prior to the engagement of Israeloff, Trattner & Co., the Registrant did not (nor did someone on its behalf) consult with Israeloff, Trattner & Co. regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither written nor oral advice was provided to the Registrant that was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or event identified in paragraphs (a)(1)(iv) or (a)(1)(v) of Item 304 of Regulation S-K.

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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                  DAWCIN INTERNATIONAL CORP.
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                                  (Registrant)
Date: June 18, 1997
                                  By: /s/ William G. Lucas
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                                      William G. Lucas,
                                      Chairman and Chief
                                      Financial Officer